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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                             reported) July 20, 2006

                            West Pointe Bancorp, Inc.
                    ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


Illinois                            0-30505                36-4149655
------------------               --------------        -------------------
(State or Other                   (Commission             (IRS Employer
Jurisdiction of                   File Number)          Identification No.)
Incorporation)

West Pointe Bancorp, Inc.
5701 West Main Street                                         62226
Belleville, Illinois                                   -------------------
------------------------------------------                  (Zip Code)
(Address of Principal Executive Offices)

                                 (618) 234-5700
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events

On July 20, 2006, West Pointe Bancorp, Inc. (the "Company") issued a press release announcing that, at the special meeting of the Company's shareholders held that day, the shareholders of the Company voted to (i) adopt the Agreement and Plan of Merger dated April 13, 2006 (the "Merger Agreement") by and among the Company, Commerce Bancshares, Inc. ("Commerce") and CBI-Kansas, Inc., a wholly-owned subsidiary of Commerce ("CBI-Kansas") and (ii) approve the merger contemplated thereby, in which the Company will be merged with and into CBI-Kansas (the "Merger"). The Company and Commerce expect that simultaneously with the consummation of the Merger, West Pointe Bank and Trust Company, a wholly-owned subsidiary of the Company, will be merged with and into Commerce Bank, N.A., a wholly-owned subsidiary of CBI-Kansas. A two-thirds vote of the Company's shareholders was necessary to approve the Merger Agreement and the Merger; over 81% of the Company's outstanding shares were voted in favor of the proposal.

The Merger and related transactions were announced on April 13, 2006, and are expected to be completed on or about September 1, 2006. Under the terms of the Merger Agreement, it is anticipated that each share of Company common stock, par value $1.00 per share, will be converted into merger consideration of approximately $70.44 per share of Company common stock, consisting of shares of Commerce common stock, par value $5.00 per share, and/or the right to receive cash.

A copy of the press release issued by the Company is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Forward-Looking Statements

Certain statements in this Form 8-K and Exhibit 99.1 hereto are "forward-looking statements" within the meaning of U.S. federal securities laws. The Company intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements include, but are not limited to, statements about the expected timing of the closing of the transaction. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from the information set forth in these forward-looking statements include the satisfaction of the closing conditions for the transaction, among other factors and events. Many of these factors and events are beyond the Company's ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this Form 8-K. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

99.1        Press Release dated July 20, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WEST POINTE BANCORP, INC.
                             (Registrant)



Date: July 20, 2006          By:   /s/  Bruce A. Bone
                                   --------------------------------------------
                                   Name: Bruce A. Bone
                                   Title: Executive Vice President and Chief
                                   Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated July 20, 2006